SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

                 Date of Report (Date of earliest event reported):
                                  October 26, 2000


                              STILWELL FINANCIAL INC.

               (Exact name of company as specified in its charter)


          DELAWARE                    001-15253                43-1804048
------------------------------   -------------------   -------------------------
 (State or other jurisdiction     (Commission file            (IRS Employer
        of incorporation)              number)           Identification Number)


               920 Main Street, 21st Floor, Kansas City, Missouri 64105
               --------------------------------------------------------
                 (Address of principal executive offices) (Zip Code)


                   Company's telephone number, including area code:
                                   (816) 218 - 2400

                                    Not Applicable

             (Former name or former address if changed since last report)

Item 7.          Financial Statements and Exhibits

(c)              Exhibits

                 Exhibit No. Document

                 (99)        Additional Exhibits

                 99.1        News release issued by Stilwell Financial Inc.
                             dated October 26, 2000 concerning the
                             announcement of financial results for the three and nine months ended September 30, 2000, is attached hereto as Exhibit 99.1

                 99.2        News release issued by Stilwell  Financial  Inc.
                             dated November 1, 2000 reporting average assets under management during the month of October 2000, average assets under management for the ten months ended October 31, 2000 and ending assets under management as of October 31, 2000, is attached hereto as Exhibit 99.2

Item 9.          Regulation FD Disclosure

Stilwell Financial Inc. ("Stilwell"; "Company") is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the Stilwell news release, dated October 26, 2000, concerning the announcement of financial results for the three and nine months ended September 30, 2000.

Stilwell is also furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.2 to this report. Exhibit 99.2 is the Stilwell news release, dated November 1, 2000, that reports ending assets under management as of October 31, 2000, average assets under management during the month of October 2000 and average assets under management for the ten months ended October 31, 2000.

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Stilwell Financial Inc.


DATE: November 2, 2000              BY:       /S/  DOUGLAS E. NICKERSON
                                       ----------------------------------------
                                                 Douglas E. Nickerson
                                            Vice President and Controller
                                            (Principal Accounting Officer)